EXHIBIT 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
1st Quarter Ended March 31, 2017

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Giuseppe Montefinese    Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0690
Email: Giuseppe.Montefinese@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed acquisition by Fairfax Financial Holdings Limited ("Fairfax"); the inability to obtain Allied World’s or Fairfax’s shareholder approval or the failure to satisfy other conditions to completion of the proposed acquisition, including receipt of regulatory approvals; risks that the proposed acquisition disrupts our current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the proposed acquisition; the amount of the costs, fees, expenses and charges related to the proposed acquisition; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page

	Basis of Presentation	4

I.	Financial Highlights
	- Consolidated Financial Highlights	5

II.	Consolidated Financial Statements
	- Consolidated Statements of Operations	6
	- Consolidated Balance Sheets	7
	- Consolidated Statement of Cash Flows	8

III.	Segment Results
	- Consolidated Segment Results - Current Quarter	9
	- Consolidated Segment Results - Prior Year Quarter	10
	- Gross Premiums Written by Line of Business	11

IV.	Incurred Losses, Loss Reserves and PMLs
	- Consolidated Incurred Loss Analysis by Segment	12
	- Net Loss Reserve Development by Loss Year - Current Quarter	13
	- Net Loss Reserve Development by Loss Year - Prior Year Quarter	14
	- Reinsurance Recoverable	15
	- Probable Maximum Losses	16

V.	Investment Portfolio
	- Consolidated Total Investment Portfolio	17
	- Investment Income, Book Yield and Portfolio Return	18
	- Additional Investment Detail	19

VI.	Capital Structure
	- Share Repurchase Detail	20
	- Capital Structure and Leverage Ratios	21

VII.	Non-GAAP Reconciliations
	- Operating Income Reconciliation and Basic and Diluted Earnings per Share	22
	- Return on Average Shareholders' Equity and Reconciliation of Average Shareholders' Equity	23
	- Reconciliation of Diluted Book Value per Share	24
	- Regulation G	25

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended
	March 31,		$	%
	2017	2016	Difference	Difference
HIGHLIGHTS
Gross premiums written	$860,861	$863,545	$(2,684)	(0.3)%
Net premiums written	676,049	704,046	(27,997)	(4.0)%
Net premiums earned	544,863	580,122	(35,259)	(6.1)%
Underwriting income	4,654	23,096	(18,442)	(79.8)%
Net income	80,342	74,099	6,243	8.4%
Operating income	47,945	59,009	(11,064)	(18.7)%
Total shareholders' equity	3,638,392	3,535,463	102,929	2.9%
Cash flows provided by operating activities	195,302	347,409	(152,107)	(43.8)%
PER SHARE AND SHARE DATA
Diluted earnings per share
Net income	$0.90	$0.81	$0.09	11.1%
Operating income	$0.53	$0.65	$(0.12)	(18.5)%

Basic book value per share	$41.59	$39.35	$2.24	5.7%
Diluted book value per share	$40.59	$38.13	$2.46	6.5%
Diluted tangible book value per share	$35.09	$32.68	$2.41	7.4%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	8.9%	8.4%		0.5 pts
Annualized ROAE, operating income	5.3%	6.7%		(1.4) pts
Annualized return on average tangible equity (ROATE), net income	10.3%	9.8%		0.5 pts
Annualized ROATE, operating income	6.2%	7.8%		(1.6) pts
Financial statement portfolio return	1.0%	0.8%		0.2 pts

GAAP Ratios
Loss and loss expense ratio	65.9%	64.2%		(1.7) pts
Acquisition cost ratio	14.1%	15.2%		1.1 pts
General and administrative expense ratio	19.1%	16.6%		(2.5) pts
Expense ratio	33.2%	31.8%		(1.4) pts
Combined ratio	99.1%	96.0%		(3.1) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2017	2016	2016	2016	2016	2017	2016
Revenues
Gross premiums written	$860,861	$671,703	$730,224	$800,294	$863,545	$860,861	$863,545
Net premiums written	$676,049	$445,328	$528,325	$578,137	$704,046	$676,049	$704,046
Net premiums earned	$544,863	$576,979	$584,051	$602,968	$580,122	$544,863	$580,122
Net investment income	52,307	58,131	50,564	55,839	53,253	52,307	53,253
Net realized investment gains (losses)	40,679	(101,946)	10,663	74,493	18,858	40,679	18,858
Other income	1,334	4,818	1,878	5,177	565	1,334	565
Total revenues	$639,183	$537,982	$647,156	$738,477	$652,798	$639,183	$652,798

Expenses
Net losses and loss expenses	$359,016	$387,774	$376,262	$365,443	$372,366	$359,016	$372,366
Acquisition costs	77,134	82,018	82,033	87,403	88,308	77,134	88,308
General and administrative expenses	104,059	106,134	104,236	104,729	96,352	104,059	96,352
Other expense	7,062	1,789	2,192	1,682	1,134	7,062	1,134
Amortization of intangible assets	2,322	3,222	2,501	2,501	2,500	2,322	2,500
Interest expense	10,390	10,444	13,462	19,879	19,949	10,390	19,949
Foreign exchange loss (gain)	1,371	801	1,007	(2,887)	(3,011)	1,371	(3,011)
Total expenses	$561,354	$592,182	$581,693	$578,750	$577,598	$561,354	$577,598

Income (loss) before income taxes	$77,829	$(54,200)	$65,463	$159,727	$75,200	$77,829	$75,200
Income tax (benefit) expense	(2,513)	(13,323)	(3,150)	6,317	1,101	(2,513)	1,101
Net income (loss)	$80,342	$(40,877)	$68,613	$153,410	$74,099	$80,342	$74,099

GAAP Ratios
Loss and loss expense ratio	65.9%	67.2%	64.4%	60.6%	64.2%	65.9%	64.2%
Acquisition cost ratio	14.1%	14.2%	14.0%	14.5%	15.2%	14.1%	15.2%
General and administrative expense ratio	19.1%	18.4%	17.8%	17.4%	16.6%	19.1%	16.6%
Expense ratio	33.2%	32.6%	31.8%	31.9%	31.8%	33.2%	31.8%
Combined ratio	99.1%	99.8%	96.2%	92.5%	96.0%	99.1%	96.0%

Per Share Data
Diluted earnings (loss) per share
Net income (loss)	$0.90	$(0.46)*	$0.77	$1.70	$0.81	$0.90	$0.81
Operating income	$0.53	$0.48	$0.62	$0.91	$0.65	$0.53	$0.65

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended December 31, 2016.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	March 31, 2017	December 31, 2016
ASSETS
Fixed maturity investments trading, at fair value	$6,473,097	$6,737,719
Equity securities trading, at fair value	255,177	243,905
Other invested assets	966,620	960,678
Total investments	7,694,894	7,942,302
Cash and cash equivalents	1,284,855	720,946
Restricted cash	60,573	76,485
Insurance balances receivable	862,242	783,958
Funds held	297,144	466,821
Prepaid reinsurance	478,693	486,375
Reinsurance recoverable	1,725,607	1,624,968
Reinsurance recoverable on paid losses	119,852	104,362
Accrued investment income	32,182	35,994
Net deferred acquisition costs	148,922	121,077
Goodwill	388,571	389,693
Intangible assets	104,195	104,745
Balances receivable on sale of investments	23,947	114,660
Net deferred tax assets	34,800	38,726
Other assets	171,050	167,921
TOTAL ASSETS	13,427,527	13,179,033

LIABILITIES
Reserve for losses and loss expenses	$6,762,735	$6,639,241
Unearned premiums	1,813,172	1,688,146
Reinsurance balances payable	202,883	223,323
Balances due on purchases of investments	58,218	79,650
Senior notes	794,376	794,172
Other long-term debt	22,569	21,970
Accounts payable and accrued liabilities	135,182	180,647
TOTAL LIABILITIES	$9,789,135	$9,627,149

SHAREHOLDERS' EQUITY
Common shares: 2017 and 2016: par value CHF 4.10 per share (2017: 93,586,418; 2016: 93,586,418 shares issued and 2017: 87,483,715; 2016: 87,098,120 shares outstanding)	$378,840	$378,840
Treasury shares, at cost (2017: 6,102,703; 2016: 6,488,298)	(223,629)	(233,791)
Accumulated other comprehensive loss	(5,856)	(11,556)
Retained earnings	3,489,037	3,418,391
TOTAL SHAREHOLDERS' EQUITY	$3,638,392	$3,551,884
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,427,527	$13,179,033

Book value per share	$41.59	$40.78
Diluted book value per share	$40.59	$39.52
Diluted tangible book value per share	$35.09	$34.01

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2017	2016	2016	2016	2016	2017	2016
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$80,342	$(40,921)	$68,656	$153,410	$74,099	$80,342	$74,099
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Net realized losses (gains) on sales of investments	13,145	(361)	(6,492)	(19,174)	(12,025)	13,145	(12,025)
Mark to market adjustments	(52,815)	103,857	(1,816)	(62,210)	(27,088)	(52,815)	(27,088)
Stock compensation expense	5,465	2,980	4,785	4,757	3,881	5,465	3,881
Undistributed income of equity method investments	1,353	8,318	7,045	5,993	9,207	1,353	9,207
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	22,856	(100,864)	8,725	43,293	86,922	22,856	86,922
Unearned premiums, net of prepaid reinsurance	132,707	(134,738)	(55,494)	(24,538)	125,533	132,707	125,533
Insurance balances receivable	(78,284)	109,342	67,679	(76,919)	(139,527)	(78,284)	(139,527)
Reinsurance recoverable on paid losses	(15,490)	24,699	(55,252)	8,853	13,775	(15,490)	13,775
Funds held	169,677	(202,895)	15,210	74,020	287,663	169,677	287,663
Reinsurance balances payable	(20,440)	(35,121)	30,751	6,060	7,264	(20,440)	7,264
Net deferred acquisition costs	(27,845)	36,643	11,198	17,960	(21,672)	(27,845)	(21,672)
Net deferred tax assets	3,926	(12,445)	(5,073)	3,764	(571)	3,926	(571)
Accounts payable and accrued liabilities	(45,464)	23,314	19,722	2,220	(50,128)	(45,464)	(50,128)
Other items, net	6,169	(2,274)	9,990	15,131	(9,924)	6,169	(9,924)
Net cash provided by (used in) operating activities	195,302	(220,466)	119,634	152,620	347,409	195,302	347,409

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	351,143	169,636	635,425	(236,688)	(84,779)	351,143	(84,779)
Purchases of fixed assets	(989)	(330)	(1,219)	(1,351)	(560)	(989)	(560)
Change in restricted cash	15,911	22,366	(20,641)	9,216	(26,797)	15,911	(26,797)
Net cash paid for acquisitions	—	—	—	(1,244)	—	—	—
Net cash provided by (used in) investing activities	366,065	191,672	613,565	(230,067)	(112,136)	366,065	(112,136)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Dividends paid	—	(22,601)	(22,649)	(22,839)	(23,359)	—	(23,359)
Proceeds from the exercise of stock options, net of taxes paid	1,406	2,605	4,543	2,757	358	1,406	358
Proceeds from senior notes	—	—	(500,000)	—	—	—	—
Repayment of other long-term debt	(75)	(149)	(1)	(75)	(76)	(75)	(76)
Share repurchases	—	(543)	(26,231)	(89,491)	(50,000)	—	(50,000)
Net cash provided by (used in) financing activities	1,331	(20,688)	(544,338)	(109,648)	(73,077)	1,331	(73,077)

Effect of exchange rate changes on foreign currency cash	1,211	(3,410)	474	(433)	1,852	1,211	1,852

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	563,909	(52,892)	189,335	(187,528)	164,048	563,909	164,048
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	720,946	773,838	584,503	772,031	607,983	720,946	607,983
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,284,855	$720,946	$773,838	$584,503	$772,031	$1,284,855	$772,031

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended March 31, 2017

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$396,757	$115,779	$348,325	$860,861
Net premiums written	$253,926	$89,562	$332,561	$676,049
Net premiums earned	$294,943	$92,698	$157,222	$544,863
Total revenues	$294,943	$92,698	$157,222	$544,863

Expenses
Net losses and loss expenses	$(218,174)	$(55,195)	$(85,647)	$(359,016)
Acquisition costs	(25,438)	(16,191)	(35,505)	(77,134)
General and administrative expenses	(59,001)	(28,171)	(16,887)	(104,059)
Total expenses	$(302,613)	$(99,557)	$(138,039)	$(540,209)

Underwriting (loss) income	$(7,670)	$(6,859)	$19,183	$4,654
Other insurance-related income	539	795	—	1,334
Other insurance-related expenses	(1,420)	(355)	(460)	(2,235)
Segment (loss) income	$(8,551)	$(6,419)	$18,723	$3,753

Net investment income				52,307
Net realized investment gains				40,679
Amortization of intangible assets				(2,322)
Other expenses				(4,827)
Interest expense				(10,390)
Foreign exchange loss				(1,371)
Income before income taxes				$77,829

GAAP Ratios
Loss and loss expense ratio	74.0%	59.5%	54.5%	65.9%
Acquisition cost ratio	8.6%	17.5%	22.6%	14.1%
General and administrative expense ratio	20.0%	30.4%	10.7%	19.1%
Expense ratio	28.6%	47.9%	33.3%	33.2%
Combined ratio	102.6%	107.4%	87.8%	99.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$379,183	$115,529	$368,833	$863,545
Net premiums written	$266,245	$87,613	$350,188	$704,046
Net premiums earned	$316,266	$94,210	$169,646	$580,122
Total revenues	$316,266	$94,210	$169,646	$580,122

Expenses
Net losses and loss expenses	$(216,218)	$(67,800)	$(88,348)	$(372,366)
Acquisition costs	(33,882)	(17,908)	(36,518)	(88,308)
General and administrative expenses	(52,169)	(29,029)	(15,154)	(96,352)
Total expenses	$(302,269)	$(114,737)	$(140,020)	$(557,026)

Underwriting income (loss)	$13,997	$(20,527)	$29,626	$23,096
Other insurance-related income	565	—	—	565
Other insurance-related expenses	(705)	(5)	(423)	(1,133)
Segment income (loss)	$13,857	$(20,532)	$29,203	$22,528

Net investment income				53,253
Net realized investment gains				18,858
Amortization of intangible assets				(2,500)
Interest expense				(19,950)
Foreign exchange gain				3,011
Income before income taxes				$75,200

GAAP Ratios
Loss and loss expense ratio	68.4%	72.0%	52.1%	64.2%
Acquisition cost ratio	10.7%	19.0%	21.5%	15.2%
General and administrative expense ratio	16.5%	30.8%	8.9%	16.6%
Expense ratio	27.2%	49.8%	30.4%	31.8%
Combined ratio	95.6%	121.8%	82.5%	96.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended

	March 31, 2017		March 31, 2016
	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$107,333	27.0%	$104,746	27.6%
Professional liability	92,292	23.3%	96,422	25.4%
Programs	65,702	16.6%	51,982	13.7%
Property	57,620	14.5%	58,247	15.4%
Other specialty(1)	49,798	12.5%	35,218	9.3%
Healthcare	24,012	6.1%	32,568	8.6%
Total	$396,757	100.0%	$379,183	100.0%

Global Markets Insurance
Other specialty(2)	$36,892	31.8%	$36,765	31.9%
Professional liability	29,526	25.5%	26,940	23.3%
Casualty	27,511	23.8%	29,748	25.7%
Property	21,850	18.9%	22,076	19.1%
Total	$115,779	100.0%	$115,529	100.0%

Reinsurance
Property	$176,295	50.7%	$194,804	52.9%
Specialty	122,425	35.1%	125,208	33.9%
Casualty(3)	49,605	14.2%	48,821	13.2%
Total	$348,325	100.0%	$368,833	100.0%
Consolidated gross premiums written	$860,861		$863,545

(1) Includes the construction, environmental, surety, trade credit and product recall lines of business.
(2) Includes accident and health, aviation, construction, marine and trade credit lines of business.
(3) Includes the professional liability reinsurance line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended

	March 31, 2017		March 31, 2016
	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$201,991	68.5%	$216,313	68.4%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - increase (decrease)	16,183	5.5%	(95)	0.0%
Net losses and loss expenses	$218,174	74.0%	$216,218	68.4%

Global Markets Insurance
Current year - non-catastrophe	$57,203	61.6%	$71,986	76.4%
Current year - property catastrophe	3,500	3.8%	—	0.0%
Prior year - increase (decrease)	(5,508)	(5.9)%	(4,186)	(4.4)%
Net losses and loss expenses	$55,195	59.5%	$67,800	72.0%

Reinsurance
Current year - non-catastrophe	$90,548	57.6%	$109,503	64.6%
Current year - property catastrophe	7,500	4.8%	—	0.0%
Prior year - increase (decrease)	(12,401)	(7.9)%	(21,155)	(12.5)%
Net losses and loss expenses	$85,647	54.5%	$88,348	52.1%

Consolidated
Current year - non-catastrophe	$349,742	64.2%	$397,802	68.6%
Current year - property catastrophe	11,000	2.0%	—	0.0%
Prior year - increase (decrease)	(1,726)	(0.3)%	(25,436)	(4.4)%
Net losses and loss expenses	$359,016	65.9%	$372,366	64.2%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended March 31, 2017
(Favorable) Unfavorable Development ($ in millions)	2011 and Prior	2012	2013	2014	2015	2016	Total

North American Insurance
Casualty	$(9.4)	$3.9	$0.0	$5.0	$0.0	$0.0	$(0.5)
Professional liability	(1.2)	(1.8)	2.9	(0.3)	0.0	0.0	(0.4)
Property	(0.2)	(0.4)	(0.1)	(0.3)	1.5	7.8	8.3
Programs	(1.0)	1.1	(0.8)	(2.4)	0.0	0.0	(3.1)
Healthcare	(8.4)	9.8	2.7	(0.8)	0.0	0.0	3.3
Other specialty(1)	0.0	0.0	6.4	0.1	2.1	0.0	8.6
Total	$(20.2)	$12.6	$11.1	$1.3	$3.6	$7.8	$16.2

Global Markets Insurance
Casualty	$(7.4)	$(0.3)	$(1.0)	$0.7	$2.0	$0.4	$(5.6)
Professional liability	(1.1)	(1.8)	0.6	(2.0)	6.5	2.8	5.0
Property	(0.2)	(0.2)	(0.3)	(0.9)	(0.5)	(0.3)	(2.4)
Other specialty(2)	(0.3)	0.0	0.0	(2.4)	1.8	(1.6)	(2.5)
Total	$(9.0)	$(2.3)	$(0.7)	$(4.6)	$9.8	$1.3	$(5.5)

Reinsurance
Property	$0.2	$1.1	$(0.1)	$1.5	$(6.8)	$0.4	$(3.7)
Casualty	2.0	(2.6)	(0.6)	(2.0)	8.7	(6.9)	(1.4)
Specialty	(0.4)	(0.8)	(1.1)	(1.1)	(4.5)	0.6	(7.3)
Total	$1.8	$(2.3)	$(1.8)	$(1.6)	$(2.6)	$(5.9)	$(12.4)

Consolidated
North American Insurance	$(20.2)	$12.6	$11.1	$1.3	$3.6	$7.8	$16.2
Global Markets Insurance	(9.0)	(2.3)	(0.7)	(4.6)	9.8	1.3	(5.5)
Reinsurance	1.8	(2.3)	(1.8)	(1.6)	(2.6)	(5.9)	(12.4)
Total	$(27.4)	$8.0	$8.6	$(4.9)	$10.8	$3.2	$(1.7)

(1) Includes the construction, environmental, surety and trade credit lines of business.
(2) Includes accident and health, aviation, construction, marine and trade credit lines of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(13.8)	$2.2	$11.1	$4.7	$1.9	$0.0	$6.1
Professional liability	(9.3)	(2.4)	(1.8)	4.6	3.8	0.0	(5.1)
Property	(0.3)	(0.2)	0.2	0.4	(1.6)	1.8	0.3
Programs	1.0	0.0	3.5	(3.1)	(1.4)	(1.5)	(1.5)
Healthcare	0.2	(0.2)	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.0	0.1	0.0	0.1
Total	$(22.2)	$(0.6)	$13.0	$6.6	$2.8	$0.3	$(0.1)

Global Markets Insurance
Casualty	$(2.1)	$(0.3)	$(0.6)	$1.3	$0.1	$2.7	$1.1
Professional liability	(0.6)	1.2	(0.2)	0.1	1.3	0.4	2.2
Property	(5.1)	1.1	0.8	(0.2)	(2.3)	4.9	(0.8)
Other specialty	(0.1)	0.1	0.0	0.0	(0.1)	(6.5)	(6.6)
Total	$(7.9)	$2.1	$0.0	$1.2	$(1.0)	$1.5	$(4.1)

Reinsurance
Property	$1.5	$3.1	$(3.8)	$(8.4)	$2.3	$(18.6)	$(23.9)
Casualty	(10.7)	0.6	10.7	9.0	4.7	(6.0)	8.3
Specialty	0.1	(0.7)	(0.6)	2.8	(7.1)	(0.1)	(5.6)
Total	$(9.1)	$3.0	$6.3	$3.4	$(0.1)	$(24.7)	$(21.2)

Consolidated
North American Insurance	$(22.2)	$(0.6)	$13.0	$6.6	$2.8	$0.3	$(0.1)
Global Markets Insurance	(7.9)	2.1	0.0	1.2	(1.0)	1.5	(4.1)
Reinsurance	(9.1)	3.0	6.3	3.4	(0.1)	(24.7)	(21.2)
Total	$(39.2)	$4.5	$19.3	$11.2	$1.7	$(22.9)	$(25.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	March 31, 2017				December 31, 2016

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$374,491	21.7%	$109,617	A+	$348,089	21.4%	$109,617
Axis Capital	A+	173,449	10.1%	6,980	A+	160,433	9.9%	6,980
Swiss Re	A+	159,343	9.2%	7,746	A+	146,700	9.0%	7,746
Markel	A	109,159	6.3%	25,572	A	102,975	6.3%	25,572
Arch Re	A+	100,798	5.8%	2,966	A+	100,527	6.2%	2,966
RenaissanceRe	A+	92,948	5.4%	—	A+	88,233	5.4%	—
XL Group	A	87,169	5.1%	824	A	83,858	5.2%	824
Odyssey Reinsurance	A	68,239	4.0%	—	A	68,782	4.2%	—
Everest Re	A+	74,827	4.3%	32,471	A+	65,785	4.0%	32,422
Liberty Mutual	A	52,719	3.1%	—	A	53,821	3.3%	—
Top ten reinsurers		1,293,142	75.0%	186,176		1,219,203	74.9%	186,127
Other reinsurers' balances		432,465	25.0%	65,382		405,765	25.1%	65,382
Total reinsurance recoverable		$1,725,607	100.0%	$251,558		$1,624,968	100.0%	$251,509

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$95,929	5.6%	$1,620		$93,089	5.8%	$1,620
A+		1,049,928	60.8%	159,781		977,649	60.2%	159,732
A		562,290	32.6%	31,940		538,186	33.1%	31,940
A-		5,266	0.3%	—		3,957	0.2%	—
Total "A-" or higher		1,713,413	99.3%	193,341		1,612,881	99.3%	193,292
B++		—	0.0%	—		—	0.0%	—
NR		12,194	0.7%	58,217		12,087	0.7%	58,217
Total reinsurance recoverable		$1,725,607	100.0%	$251,558		$1,624,968	100.0%	$251,509

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of March 1, 2017
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$392	$426	U.S. Southeast(1)	Hurricane	$374	$406

U.S. total	Earthquake	$384	$487	U.S. Gulf Coast(2)	Hurricane	$196	$360

				U.S. Northeast(3)	Hurricane	$211	$364

				California	Earthquake	$330	$455

PMLs Over the Most Recent Six Quarters as a % of Total Capital(4)

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, other long-term debt and senior notes.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at March 1, 2017. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of March 31, 2017						As of December 31, 2016

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$1,345,428	AAA	14.8%	$1,345,428	$—	$1,345,428	$797,431
U.S. government securities	1,357,514	AA+	15.0%	1,357,514	—	1,357,514	1,379,607
U.S. government agencies	52,987	AA+	0.6%	52,987	—	52,987	46,371
Non-U.S. government and government agencies	543,307	AA	6.0%	517,869	25,438	543,307	469,889
State, municipalities and political subdivisions	41,673	BB-	0.5%	15,287	26,386	41,673	354,084
Mortgage-backed securities:
Agency MBS	595,607	AA+	6.6%	595,607	—	595,607	614,534
Non-agency RMBS	23,418	BB	0.3%	12,862	10,556	23,418	23,883
CMBS	467,064	BB-	5.2%	198,055	269,009	467,064	598,025
Total mortgage-backed securities	1,086,089		12.1%	806,524	279,565	1,086,089	1,236,442
Corporate securities(1):
Financials	1,046,359	A	11.6%	1,032,563	13,796	1,046,359	1,032,701
Industrials	1,379,167	A-	15.3%	1,249,783	129,384	1,379,167	1,321,309
Utilities	153,215	BBB+	1.7%	149,841	3,374	153,215	140,008
Total corporate securities	2,578,741		28.6%	2,432,187	146,554	2,578,741	2,494,018
Asset-backed securities	812,786	AA	8.9%	783,342	29,444	812,786	757,308
Equities	255,177	N/A	2.8%	—	255,177	255,177	243,905
Other invested assets:
Private equity	566,386	N/A	6.3%	—	566,386	566,386	559,804
Hedge funds	336,362	N/A	3.7%	—	336,362	336,362	337,979
Other private securities	63,872	N/A	0.7%	—	63,872	63,872	62,895
Total other invested assets	966,620		10.7%	—	966,620	966,620	960,678
Total investment portfolio	$9,040,322		100.0%	$7,311,138	$1,729,184	$9,040,322	$8,739,733

Annualized book yield, year to date	2.4%						2.5%
Duration(2)	2.3 years						3.0 years
Average credit quality (S&P)	AA-						A+

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended

	March 31,	March 31,
	2017	2016
NET INVESTMENT INCOME
Fixed maturity investments	$44,958	$47,969
Equity securities	2,946	1,827
Other invested assets: hedge funds and private equity	6,994	4,701
Other invested assets: other private securities	976	3,051
Cash and cash equivalents	853	468
Expenses	(4,420)	(4,763)
Net investment income	$52,307	$53,253

NET REALIZED INVESTMENT GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	(17,892)	2,755
Equity securities	4,047	6,237
Other invested assets: hedge funds and private equity	5,262	3,133
Derivatives	(3,552)	(20,352)
Mark-to-market gains (losses):
Fixed maturity investments	46,737	62,322
Equity securities	12,915	(15,099)
Other invested assets: hedge funds and private equity	(6,410)	(17,553)
Derivatives	(428)	(2,585)
Net realized investment gains	$40,679	$18,858

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$92,986	$72,111

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$52,307	$53,253
Annualized net investment income	209,228	213,012
Average aggregate invested assets, at cost	$8,899,955	$9,295,116
Annualized investment book yield	2.4%	2.3%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$92,986	$72,111
Average aggregate invested assets, at fair value	$8,890,397	$9,299,095
Financial statement portfolio return	1.0%	0.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income And Equity Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	March 31, 2017	Commitments	Corporate		March 31, 2017	Percentage
Private Equity:			JPMorgan Chase & Co		63,938	0.7%
Primary and secondary	$281,471	$208,838	Wells Fargo & Co		47,409	0.5%
Mezzanine debt	211,206	189,162	Morgan Stanley		46,576	0.5%
Real estate	68,897	3,830	Microsoft Corp		35,612	0.4%
Distressed	4,812	191,636	General Electric Co		35,349	0.4%
Total private equity	566,386	593,466	PNC Financial Services Group		33,909	0.4%
Hedge Funds:			Credit Suisse Group AG		33,600	0.4%
Distressed	173,299	—	Royal Bank of Canada		32,204	0.4%
Relative value credit	87,433	—	Apple Inc		32,112	0.4%
Equity long/short	65,136	—	US Bancorp		29,740	0.3%
Fund of funds	10,494
Total hedge funds	336,362	—
Other private securities	63,872	—
Total other invested assets	$966,620	$593,466

Fixed Income Credit Quality:	March 31, 2017		December 31, 2016

Rating	Fair Value	Percentage	Fair Value	Fair Value
U.S. government and agencies	$1,410,501	21.8%	$1,425,978	21.2%
AAA/Aaa	1,152,013	17.8%	1,345,939	20.0%
AA/Aa	1,282,855	19.8%	1,340,653	19.9%
A/A	1,138,268	17.6%	1,149,510	17.1%
BBB/Baa	982,074	15.2%	893,905	13.3%
Total BBB/Baa and above	5,965,711	92.2%	6,155,985	91.5%
BB/Bb	47,047	0.7%	61,487	0.8%
B/B	88,358	1.4%	95,462	1.4%
CCC+ and below	371,981	5.7%	424,785	6.3%
Total	$6,473,097	100.0%	$6,737,719	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2016	$50,000	1,460,888	$34.23	$37.96	90.2%
June 30, 2016	90,022	2,491,355	36.13	38.92	92.8%
September 30, 2016	26,231	716,970	36.59	39.95	91.6%
December 31, 2016	12	300	39.71	39.86	99.6%
Total - 2016	$166,265	4,669,513	$35.61	$38.65	92.1%

Three Months Ended:
March 31, 2017(2)	$0	0	n/a	$40.06	n/a
Total - 2017	$0	0	n/a	$40.06	n/a	$400,402

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.
(2) There were no shares repurchased during the three months ended March 31, 2017.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	March 31, 2017	December 31, 2016

Senior notes	$794,376	$794,172
Other long-term debt	22,569	21,970
Shareholders' equity	3,638,392	3,551,884
Total capitalization	$4,455,337	$4,368,026

Leverage ratios
Debt to total capitalization	18.3%	18.7%

Net premiums written (trailing 12 months)	$2,227,839	$2,255,836
Net premiums written (trailing 12 months) to shareholders' equity	0.61x	0.64x

Total investments and cash & cash equivalents	$9,040,322	$8,739,733
Total investments and cash & cash equivalents to shareholders' equity	2.48x	2.46x

Reserve for losses and loss expenses	$6,762,735	$6,639,241
Deduct: reinsurance recoverable	(1,725,607)	(1,624,968)
Net reserve for losses and loss expenses	$5,037,128	$5,014,273
Net reserve for losses and loss expenses to shareholders' equity	1.38x	1.41x

Fixed Charge Coverage Ratio	Three Months Ended

	March 31,		March 31,
	2017		2016

Interest expense	$10,390		$19,949

Income before income taxes	77,829		75,200
Interest expense	10,390		19,949
Earnings for calculation of fixed coverage ratio	$88,219		$95,149

Fixed charge coverage ratio	8.5	x	4.8	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2017	2016	2016	2016	2016	2017	2016

Net income (loss)	$80,342	$(40,877)	$68,613	$153,410	$74,099	$80,342	$74,099
Add pre-tax effect of:
Net realized investment (gains) losses	(40,679)	101,946	(10,663)	(74,493)	(18,858)	(40,679)	(18,858)
Foreign exchange loss (gain)	1,371	801	1,007	(2,887)	(3,011)	1,371	(3,011)
Other expense(1)	4,827	—	—	—	—	4,827	—
Income tax expense (benefit)(2)	2,084	(19,432)	(3,733)	6,651	6,779	2,084	6,779
Operating income	$47,945	$42,438	$55,224	$82,681	$59,009	$47,945	$59,009

Weighted average common shares outstanding
Basic	87,291,369	87,036,339	87,102,290	88,742,484	90,254,512	87,291,369	90,254,512
Diluted	89,133,212	88,780,410 *	88,603,101	90,040,509	91,559,225	89,133,212	91,559,225

Basic per share data
Net income (loss)	$0.92	$(0.47)	$0.79	$1.73	$0.82	$0.92	$0.82
Add pre-tax effect of:
Net realized investment (gains) losses	(0.47)	1.17	(0.12)	(0.84)	(0.21)	(0.47)	(0.21)
Foreign exchange loss (gain)	0.02	0.01	0.01	(0.03)	(0.03)	0.02	(0.03)
Other expense(1)	0.06	—	—	—	—	0.06	—
Income tax expense (benefit)(2)	0.02	(0.22)	(0.04)	0.07	0.08	0.02	0.08
Operating income	$0.55	$0.49	$0.64	$0.93	$0.66	$0.55	$0.66

Diluted per share data
Net income (loss)	$0.90	$(0.46)*	$0.77	$1.70	$0.81	$0.90	$0.81
Add pre-tax effect of:
Net realized investment (gains) losses	(0.46)	1.15	(0.12)	(0.83)	(0.21)	(0.46)	(0.21)
Foreign exchange loss (gain)	0.02	0.01	0.01	(0.03)	(0.03)	0.02	(0.03)
Other expense(1)	0.05	—	—	—	—	0.05	—
Income tax expense (benefit)(2)	0.02	(0.22)	(0.04)	0.07	0.08	0.02	0.08
Operating income	$0.53	$0.48	$0.62	$0.91	$0.65	$0.53	$0.65

(1) Represents non-recurring expenses including expenses associated with the pending acquisition of Allied World Assurance Company Holdings, AG by Fairfax.
(2) Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment related.
* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended December 31, 2016.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2017	2016	2016	2016	2016	2017	2016

Opening shareholders' equity	$3,551,884	$3,615,869	$3,584,452	$3,535,463	$3,532,542	$3,551,884	$3,532,542
Add: accumulated other comprehensive loss	11,556	5,421	6,024	6,168	9,297	11,556	9,297
Adjusted opening shareholders' equity	$3,563,440	$3,621,290	$3,590,476	$3,541,631	$3,541,839	$3,563,440	$3,541,839
Adjusted opening tangible shareholders' equity(1)	3,069,002	3,117,422	3,084,360	3,036,217	3,037,089	3,069,002	3,037,089

Closing shareholders' equity	$3,638,392	$3,551,884	$3,615,869	$3,584,452	$3,535,463	$3,638,392	$3,535,463
Add: accumulated other comprehensive loss	5,856	11,556	5,421	6,024	6,168	5,856	6,168
Adjusted closing shareholders' equity	$3,644,248	$3,563,440	$3,621,290	$3,590,476	$3,541,631	$3,644,248	$3,541,631
Adjusted closing tangible shareholders' equity(1)	3,151,482	3,069,002	3,117,422	3,084,360	3,036,217	3,151,482	3,036,217

Average adjusted shareholders' equity	$3,603,844	$3,592,365	$3,605,883	$3,566,054	$3,541,735	$3,603,844	$3,541,735
Average adjusted tangible shareholders' equity	3,110,242	3,093,212	3,100,891	3,060,289	3,036,653	3,110,242	3,036,653

Net income (loss) available to shareholders	$80,342	$(40,877)	$68,613	$153,410	$74,099	$80,342	$74,099

Annualized net income (loss) available to shareholders	$321,368	$(163,508)	$274,452	$613,640	$296,396	$321,368	$296,396

Annualized return on average shareholders' equity - net (loss) income available to shareholders	8.9%	(4.6)%	7.6%	17.2%	8.4%	8.9%	8.4%
Annualized return on average tangible shareholders' equity - net (loss) income available to shareholders	10.3%	(5.3)%	8.9%	20.1%	9.8%	10.3%	9.8%

Operating income available to shareholders	$47,945	$42,438	$55,224	$82,681	$59,009	$47,945	$59,009

Annualized operating income available to shareholders	$191,780	$169,752	$220,896	$330,724	$236,036	$191,780	$236,036

Annualized return on average shareholders' equity - operating income available to shareholders	5.3%	4.7%	6.1%	9.3%	6.7%	5.3%	6.7%
Annualized return on average tangible shareholders' equity - operating income available to shareholders	6.2%	5.5%	7.1%	10.8%	7.8%	6.2%	7.8%

(1) Represents adjusted shareholders' equity less goodwill and intangible assets for each period presented.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	March 31,	December 31,	March 31,
	2017	2016	2016

Price per share at period end	$53.10	$53.71	$34.94

Total shareholders' equity	$3,638,392	$3,551,884	$3,535,463
Deduct:
Goodwill	388,571	389,693	389,695
Intangible Assets	104,195	104,745	115,719
Total tangible shareholders' equity	$3,145,626	$3,057,446	$3,030,049

Basic common shares outstanding	87,483,715	87,098,120	89,840,448

Add: unvested restricted stock units	761,163	1,133,929	1,243,533

Add: performance based equity awards	424,690	583,441	595,572

Add: employee purchase plan	—	37,616	38,885

Add: dilutive stock options outstanding	1,435,271	1,525,743	1,947,836
Weighted average exercise price per share	$17.35	$17.36	$16.88
Deduct: stock options bought back via treasury method	(468,963)	(493,146)	(941,259)

Common shares and common share equivalents outstanding	89,635,876	89,885,703	92,725,015

Basic book value per common share	$41.59	$40.78	$39.35
Year-to-date percentage change in basic book value per common share	2.0%	3.6%

Diluted book value per common share	$40.59	$39.52	$38.13
Year-to-date percentage change in diluted book value per common share	2.7%	3.6%

Basic tangible book value per common share	$35.96	$35.10	$33.73
Year-to-date percentage change in basic tangible book value per common share	2.5%	4.1%

Diluted tangible book value per common share	$35.09	$34.01	$32.68
Year-to-date percentage change in diluted tangible book value per common share	3.2%	4.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE") AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY ("ROATE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. The company presents ROAE and ROATE as measures that are commonly recognized as standards of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity and average tangible shareholders equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 18 for the calculation of annualized investment book yield.